Trade receivables and other current assets	6 Months Ended
Jun. 30, 2023
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Trade receivables and other current assets

Note 10. Trade receivables and other current assets

10.1 Trade receivables

	As of December 31,	As of June 30,
	2022	2023
	$ in thousands
Trade receivables	772	422
Total net value of trade receivables	772	422

All trade receivables have payment terms of less than one year. The trade receivables as of June 30, 2023 primarily consists of $0.2 million receivable related to our license agreement with one of our partner. The diminution between December 31, 2022 and June 30, 2023 is related to the payment of a $0.5 million receivable related to the extension of the option term of a license agreement.

10.2 Subsidies receivables

	As of December 31,	As of June 30,
	2022	2023
	$ in thousands
Research tax credit	14,496	19,180
Other subsidies	—	308
Total subsidies receivables	14,496	19,488

Research tax credit receivables as of June 30, 2023 include the accrual for the French research tax credit related to 2023 for $3.4 million and to previous periods for $15.8 million.

The remaining amount relates to refundable tax credits in the United States.

During December 2018, the French Tax Authority initiated an audit related to the 2014, 2015, 2016 and 2017 French research tax credits. In January 2022, the tribunal administratif of Paris, France confirmed that Cellectis was entitled to receive the amounts related to 2017 and 2018 tax credits. $0.8 million were reimbursed to Cellectis in February 2022. On March 15, 2022, the French tax authorities appealed this decision to the Paris Administrative Court of Appeal (Cour administrative d’appel de Paris) and requested that the decision be reversed. On May 18, 2022, the Company filed its observations in defense, so that the litigation is pending the Court’s decision.

On March 8, 2023, we signed a grant and refundable advance agreement with BPI to partially support one of our R&D programs which correspond to UCART 20x22 and related CMC activities. Pursuant to this agreement, we will receive, subject to the achievement of certain milestones, a total financing of €6.4 million of which 14.77% is a grant and 85.23% is a refundable advance.

The first instalment of €1.0 million, which represents an upfront amount, became payable upon signature and was partially received in the second quarter of 2023. The first milestone payment of €1.9 million, which corresponds to the start of the UCART 20x22 clinical study, has also become payable and is expected to be received in the third quarter of 2023. The part of those initial payments corresponding to a grant was recognized in other revenues for $0.3 million.

10.3 Other current assets

	As of December 31,	As of June 30,
	2022	2023
	$ in thousands
VAT receivables	1,140	999
Prepaid expenses and other prepayments	6,233	5,979
Tax and social receivables	1,166	63
Deferred expenses and other current assets	538	828
Total other current assets	9,078	7,869

Prepaid expenses and other prepayments primarily include advances to our sub-contractors on research and development activities. These mainly relate to advance payments to suppliers of biological raw materials and to third parties participating in product manufacturing.

During the year ended December 31, 2022, and the six-month period ended June 30, 2023, we prepaid certain manufacturing costs related to our product candidates UCART 123, UCART 22 and UCART 20x22.

As of December 31, 2022 and June 30, 2023, tax and social receivables relate mainly to social charges on personnel expenses. The reduction is related to reimbursement of tax litigation on stock options.

The increase in deferred expenses and other current assets of $0.3 million from December 31, 2022 to June 30, 2023 is mainly due to a $0.4 million receivable related to our American Depositary Receipts program.